AMENDMENT No. 1

TO

FIFTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
OF
GRT OP, L.P.

Dated as of: July 1, 2021

    THIS AMENDMENT NO. 1 TO THE FIFTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF GRT OP, L.P. (the “Partnership”), dated as of July 1, 2021 (this “Amendment”), is entered into by and among Griffin Realty Trust, Inc., a Maryland corporation, as the general partner of and a limited partner in the Partnership (the “General Partner”), and the General Partner, on behalf of and as attorney in fact for each of the persons and entities identified as Limited Partners in Exhibit A of the Fifth Amended and Restated Limited Partnership Agreement of the Partnership, dated as of April 30, 2019 (the “Agreement”), together with any other Persons who become Limited Partners as provided in the Agreement. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

    WHEREAS, on June 11, 2019, the General Partner filed Articles of Amendment to the charter of the General Partner changing the name from Griffin Capital Essential Asset REIT II, Inc. to Griffin Capital Essential Asset REIT, Inc., and, on July 1, 2021, the General Partner filed additional Articles of Amendment to the charter of the General Partner changing the name from Griffin Capital Essential Asset REIT, Inc. to Griffin Realty Trust, Inc.;

    WHEREAS, on July 1, 2021, the Partnership filed a Certificate of Amendment to Certificate of Limited Partnership of the Partnership changing the name from Griffin Capital Essential Asset Operating Partnership, L.P. to GRT OP, L.P.;

    WHEREAS, the General Partner now desires to amend the Agreement to reflect the updated names of the Partnership and the General Partner;

    WHEREAS, Article 12 of the Agreement grants the General Partner power and authority to amend the Agreement without the consent of the Limited Partners if the amendment is not an amendment requiring consent under Article 12(a)-(d) of the Agreement; and

    WHEREAS, the amendments effected hereby do not require consent under Article 12(a)-(d) of the Agreement.

    NOW, THEREFORE, in consideration of the foregoing and for other good valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the General Partner hereby agrees as follows:

1.The definition of “General Partner” set forth in Article 1 of the Agreement is hereby amended and restated as follows:

        General Partner means Griffin Realty Trust, Inc., a Maryland corporation, and any Person who becomes a substitute or additional General Partner as provided herein, and any of their successors as General Partner.

2.The definition of “Partnership” set forth in Article 1 of the Agreement is hereby amended and restated as follows:

    Partnership means GRT OP, L.P., a Delaware limited partnership.

3.Section 2.2 of the Agreement is hereby amended and restated as follows:

    2.2    Name, Office and Registered Agent. The name of the Partnership is GRT OP, L.P. The specified office and place of business of the Partnership shall be 1520 E. Grand Avenue, El Segundo, CA 90245 (telephone number (310) 469-6100; facsimile number (310) 606-5910). The General Partner may at any time change the location of such office, provided the General Partner gives notice to the Partners of any such change. The name and address of the Partnership’s registered agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The sole duty of the registered agent as such is to forward to the Partnership any notice that is served on it as registered agent.

4.Section 2.3(a) of the Agreement is hereby amended and restated as follows:

    (a)    The General Partner of the Partnership is Griffin Realty Trust, Inc., a Maryland corporation. Its principal place of business is the same as that of the Partnership.

5.Section 2.6 of the Agreement is hereby amended and restated as follows:

    2.6    Certificates Describing Partnership Units. At the request of a Limited Partner, the General Partner, at its option, may issue a certificate summarizing the terms of such Limited Partner’s interest in the Partnership, including the number and Class of Partnership Units owned and the Percentage Interest represented by such Partnership Units as of the date of such certificate. Any such certificate (i) shall be in form and substance as approved by the General Partner, (ii) shall not be negotiable and (iii) shall bear a legend to the following effect:

THIS CERTIFICATE IS NOT NEGOTIABLE. THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE ARE GOVERNED BY AND TRANSFERABLE ONLY IN ACCORDANCE WITH THE PROVISIONS OF THE FIFTH AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF GRT OP, L.P., AS AMENDED FROM TIME TO TIME.

6.Unless amended herein, all other terms and conditions of the Agreement shall remain in full force and effect. This Amendment may be executed by facsimile or other electronic transmission.

7.This Amendment shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

[Signature page follows]

    IN WITNESS WHEREOF, the General Partner has executed this Amendment as of the date first written above.

                        Griffin Realty Trust, Inc.

    By:    /s/ Michael J. Escalante
        Michael J. Escalante
        Chief Executive Officer and President